Exhibit 99.3

FRE 408 PROTECTED – SUBJECT TO NDA Pacific Drilling Alternate Scenario Analysis August 2020

FRE 408 PROTECTED – SUBJECT TO NDA 2 Disclaimer THIS PRESENTATION IS NOT AN OFFER OR INVITATION TO BUY OR SELL SECURITIES IN ANY JURISDICTION. Forward‐Looking Statements  Certain statements and information contained in this presentation constitute “forward‐looking statements” within the meaning of the safe harbor provisions of the Private  Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,”  “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would”, or other similar words which are not generally historical in nature. The  forward‐looking statements speak only as of the date hereof, and we undertake no obligation to publicly update or revise any forward‐looking statements after the date they  are made, whether as a result of new information, future events or otherwise.  Our forward‐looking statements express our current expectations or forecasts of possible future results or events, including the future impact of the COVID‐19 pandemic on  our business, future financial and operational performance and cash balances; our future liquidity position and future efforts to improve our liquidity position; revenue  efficiency levels; market outlook; forecasts of trends; future client contract opportunities; future contract dayrates; our business strategies and plans or objectives of  management; estimated duration of client contracts; backlog; expected capital expenditures; projected costs and savings; expectations regarding our two subsidiaries’  application to appeal the arbitration award against them related to the drillship known as the Pacific Zonda in favor of Samsung Heavy Industries Co. Ltd. (“SHI”), the outcome  of such subsidiaries’ ongoing bankruptcy proceedings and the potential impact of the appeal tribunal’s decision on our future operations, financial position, result of operations  and liquidity.  Although we believe that the assumptions and expectations reflected in our forward‐looking statements are reasonable and made in good faith, these statements are not  guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a  number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond our control. Actual events and results may  differ materially from those anticipated, estimated, projected or implied by us in such statements due to a variety of factors, including if one or more of these risks or  uncertainties materialize, or if our underlying assumptions prove incorrect.  Important factors that could cause actual results to differ materially from our expectations include: evolving risks from the COVID‐19 pandemic and resulting significant  disruption in international economies, and international financial and oil markets, including a substantial decline in the price of oil; the global oil and gas market and its impact  on demand for our services; the offshore drilling market, including changes in capital expenditures by our clients; changes in worldwide oil and gas supply and demand; rig  availability and supply and demand for high‐specification drillships and other drilling rigs competing with our fleet; our ability to enter into and negotiate favorable terms for  new drilling contracts or extensions; our ability to successfully negotiate and consummate definitive contracts and satisfy other customary conditions with respect to letters of  intent and letters of award that we receive for our drillships; actual contract commencement dates; possible cancellation, renegotiation, termination or suspension of drilling  contracts as a result of force majeure, mechanical difficulties, performance, market changes or other reasons; costs related to stacking of rigs and costs to reactivate a stacked  rig; downtime and other risks associated with offshore rig operations, including unscheduled repairs or maintenance, relocations, severe weather or hurricanes or accidents;  our small fleet and reliance on a limited number of clients; the willingness and ability of existing lenders and holders of our notes to agree to any modifications to the terms of  our long‐term debt that we may request; whether additional capital at a reasonable cost becomes available to us; the risks of litigation in foreign jurisdictions and delays  caused by third parties in connection with such litigation; the outcome of our two subsidiaries’ bankruptcy proceedings and any actions that SHI or others may take in the  bankruptcy or other proceedings against Pacific Drilling S.A. and its subsidiaries (the “Company”); the risk that our common shares could be delisted from trading on the New  York Stock Exchange should we fail to regain compliance with the minimum share price continued listing standard during the cure period, or fail to meet other continued listing  criteria; and the other risk factors described in our 2019 Annual Report on Form 10‐K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2020 and our  subsequent filings with the SEC. These documents are available through our website at www.pacificdrilling.com or through the SEC’s website at www.sec.gov

FRE 408 PROTECTED – SUBJECT TO NDA 3 Disclaimer THIS PRESENTATION IS NOT AN OFFER OR INVITATION TO BUY OR SELL SECURITIES IN ANY JURISDICTION. Industry and Market Data This presentation has been prepared by the Company and includes market data and other statistical information from third‐party sources, including independent industry  publications, government publications or other published independent sources, information obtained from customers, distributors, suppliers, trade and business organizations  and publicly available information. Although the Company believes these third‐party sources are reliable as of their respective dates, the Company has not independently  verified the accuracy or completeness of this information. Some data is also based on the Company’s good faith estimates, which are derived from the management’s  knowledge and experience in the industry and the Company’s review of internal sources and the third‐party sources described above. Disclaimer No persons have been authorized to make any representations regarding the information contained in this presentation, and if given or made, such representations should not  be considered as authorized. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy,  completeness or correctness of the information or the opinions contained herein. The information herein, including the forward looking statements described above, has been  prepared by the Company solely for use in this presentation, has not been independently verified and should be considered in the context of the circumstances prevailing at  the time of its preparation. This presentation (“Presentation”) is being provided to a limited number of parties that have entered into a Confidentiality Agreement (“CA”) with the Company. This  Presentation and the distribution and use by each recipient of the information contained herein is governed by and subject to the CA and constitutes “Confidential  Information” thereunder. Without limiting any other part of this notice, the paragraphs in the CA titled “Acknowledgements” and “No Implied Agreement” are incorporated by  reference, mutatis mutandis, into this Presentation.  Without limiting the foregoing, no securities commission or regulatory authority in the United States or any other country has in any way assessed the merits of any possible  transaction or the accuracy or adequacy of the information provided in this Presentation. Nothing herein shall be construed as giving legal, financial, tax, regulatory,  accounting, investment, or other advice of any kind, or providing a recommendation of any kind. Your receipt and participation in this Presentation shall serve as an acknowledgement of and agreement to the foregoing.

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Meltem ‐ projected ramp up beginning in Apr 2022 .. Sharav ‐ Murphy US GoM contract won .. Khamsin ‐ Equinor Option #2 terminated .. Santa Ana ‐ estimation of remaining drilling  program extended .. Scirocco – stacked for optionality  then conservatively modeled as  retired in Apr 2022 .. Mistral – retired in Jan 2021 .. Bora – retired in Jan 2021 Legend

FRE 408 PROTECTED – SUBJECT TO NDA Dayrate1 & utilization projections revised & extended through 2025 5 Firm Contracts Speculative Contracts Today Note: PACD 2020 historical average dayrates include contracts negotiated in 2018, while the Company was in bankruptcy, and in early 2019  before the market recovery; actual contract dayrates executed in late 2019 or in negotiations in early 2020 were in line with these Rystad levels 1. Dayrates displayed are averages and reflect only drilling rig rates and exclude all MPD & Integrated Services revenue as the latter is elected  by customer and generally considered a low‐margin, contract enabling service. Source: Rystad Energy; Company analysis

FRE 408 PROTECTED – SUBJECT TO NDA Unrestricted cash balance projections – Alternate Scenario vs June Base Case 6 June Base Case Sep 2022  Alternate Scenario Mar 2023 Projected Low Points (in millions) Alternate Scenario projections result in: i. Increased cash balance at low balance timing of June Base Case (Sep 2022) by $23.9mm ii. Revised low cash balance of $9.8mm as of March 2023 Note:  All solid lines on chart represent equitization of 1L/2L debt as of Oct 1st 2020 and include $50 million credit facility in place of current Revolving Credit Facility

FRE 408 PROTECTED – SUBJECT TO NDA

Free cash flow variances between Alternate Scenario & June Base Case

Change in Cash Flows

($ in millions)	Total	2020	2021	2022	2023
Rig Cash Margin Forecast Update [1]	21	8	11	4	(1)
Impacts of major changes in rig assumptions					
Addition of Meltem Ramp-up and Operations [2]	12	-	-	(50)	62
Removal of Bora speculative contract margin	(61)	-	1	(19)	(43)
Scrapping net benefits [3]					
Bora	11	(3)	9	3	3
Mistral	11	(3)	9	3	3
Scirocco	8	-	-	5	3
Major Maintenance [4]	12	0	3	8	1
Capex [4]	6	1	2	6	(3)
Overhead	5	2	2	1	0
KEIP/ KERP	(14)	(14)	-	-	-
Advisory fees	(2)	(5)	3	-	-
Working capital [4]	12	27	(19)	14	(10)
Change in cash flows	**20**	**13**	**19**	**(25)**	**13**

Change in Ending Cash Balance

($ in millions)	2020	2021	2022	2023
June Base Case	163	54	7	71
Alternate Scenario	176	85	13	91
Cumulative Cash Balance Change	***13***	***32***	***6***	***20***

1. *Rig Cash Margin Forecast Update line item reflects results from Company's quarterly forecasting process, which is completed on a grounds-up basis, accounting for actual financial results, current market opportunities, contract timing changes, and future cost expectations.*
2. *Over a 5-year horizon through 2025, the Alternate Scenario projects favorable net rig cash margin contributions of $176 million for the Meltem, excluding ramp-up costs*
3. *For purposes of measuring avoided idle rig costs in the Alternate Scenario, the Meltem is treated as the host vessel in any smart-stack configuration at an average cost of ~$37k/day, or as a standalone vessel if no other stacked vessels remain, at an average cost of ~$30k/day; all other stacked vessels treated as satellites at $7k/day*
4. *Excludes impact of major maintenance, CAPEX, and inventory build associated the Meltem ramp-up*

7

Pacific Drilling

FRE 408 PROTECTED – SUBJECT TO NDA Alternate Scenario – Dayrate & Utilization Sensitivities 8 2021‐2023 Average Day Rate 2021‐2023  Average Utilization 2021‐2023 Average Day Rate Low Cash Balance or Liquidity Gap Timing of Positive Low Point Inflection or Zero Balance Note: Blue boxes indicate results from Alternate Scenario 1. Average utilization represents effective marketed utilization as per Alternate Scenario rig activity and retirement assumptions as well as  dayrate & utilization projections (1) 2021‐2023  Average Utilization(1) ‐15% ‐10% ‐5% $218k/d +5% +10% +15% # ‐15% ‐10% ‐5% 0% 5% 10% 15% +10% # Mar 2023 Mar 2023 Jan 2023 Jan 2023 Jan 2023 Jan 2023 Dec 2022 +5% # Dec 2022 Mar 2023 Mar 2023 Jan 2023 Jan 2023 Jan 2023 Jan 2023 67% # Nov 2022 Dec 2022 Mar 2023 Mar 2023 Jan 2023 Jan 2023 Jan 2023 ‐5% # Oct 2022 Nov 2022 Dec 2022 Mar 2023 Mar 2023 Jan 2023 Jan 2023 ‐10% # Sep 2022 Oct 2022 Nov 2022 Dec 2022 Jan 2023 Mar 2023 Jan 2023 ‐15% ‐10% ‐5% $218k/d +5% +10% +15% # ‐15% ‐10% ‐5% 0% 5% 10% 15% +10% # (0.8) 10.7 21.4 31.0 40.7 50.4 60.1 +5% # (10.8) 0.2 11.1 20.7 29.9 39.0 48.2 67% # (21.1) (10.8) (0.5) 9.8 19.0 27.7 36.3 ‐5% # (31.5) (21.8) (12.1) (2.3) 7.4 16.3 24.4 ‐10% # (41.8) (32.7) (23.6) (14.5) (5.4) 3.7 12.5

FRE 408 PROTECTED – SUBJECT TO NDA Alternate Scenario – Meltem Ramp‐up & Scirocco Retirement Sensitivities 9 Meltem Ramp‐up Scirocco Retirement Option Note: Blue boxes indicate results from Alternative Scenario

FRE 408 PROTECTED – SUBJECT TO NDA Alternate Scenario would modestly enhance liquidity and high‐grade fleet 10 Scenario for high‐grading the PACD drillship fleet If current opportunities do not yield results in 4Q20 the Company could: .. Retire the Mistral .. Retire the Bora Protection of low‐cost optionality preserves value Alternate Scenario optimizes for: .. Minimized idle rig costs .. Contracting the Meltem for work in 2023 .. Monitoring commercial opportunities for Scirocco upside optionality .. Potential to upgrade Scirocco to dual‐BOP using equipment from a retired rig Unrelenting focus on liquidity management .. Continue to win meaningful backlog with top‐tier clients .. Alternate Scenario would result in modest improvement in cash low point .. Exit financing would still be necessary